UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

PHIO PHARMACEUTICALS CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

257 Simarano Drive, Suite 101

Marlborough, MA 01752

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 4, 2023

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Phio Pharmaceuticals Corp., a Delaware corporation (the “Company” and “our”), which will be held on January 4, 2023, at 9:00 a.m. (Eastern Time). The Special Meeting will be a completely virtual meeting of stockholders. You can attend the Special Meeting by visiting meetnow.global/MP5XR9J where you will be able to listen to the meeting live, submit questions, view the stockholder list, and vote online. Because the Special Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically.

Only stockholders who held stock at the close of business on the record date, November 17, 2022, may vote at the Special Meeting, including any adjournment or postponement thereof. At the Special Meeting, you will be asked to consider and vote upon:

(1)	an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors; and

(2)	the transaction of any other business that may properly come before the meeting or any adjournment thereof. Pursuant to our bylaws, no other items of business are expected to be considered at the meeting.

The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. After careful consideration, our Board of Directors has unanimously approved the proposal and recommends that you vote FOR the proposal described in the Proxy Statement.

We look forward to seeing you at the Special Meeting.

Sincerely,
/s/ Robert J. Bitterman
Robert J. Bitterman
Executive Chairman of the Board of Directors

November 30, 2022

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE VIA THE INTERNET OR OVER THE TELEPHONE AS INSTRUCTED IN THE ENCLOSED PROXY STATEMENT AND ON THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE MEETING IF YOU ATTEND THE MEETING VIRTUALLY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT INTERMEDIARY.

257 Simarano Drive, Suite 101

Marlborough, MA 01752

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 4, 2023

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Phio Pharmaceuticals Corp. (“Phio”, the “Company”, “we”, “us” and “our”) for use at the special meeting of stockholders (the “Special Meeting”). We will hold the Special Meeting virtually on January 4, 2023 at 9:00 a.m. (Eastern Time). You can attend the Special Meeting by visiting meetnow.global/MP5XR9J, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Special Meeting, you will need the control number included on your proxy card. Because the Special Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically. This Proxy Statement and accompanying proxy card are being mailed to our stockholders on or about November 30, 2022.

For a proxy to be effective, it must be properly executed and received prior to the Special Meeting. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for the proposals described in this Proxy Statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

We will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services. We have engaged Georgeson LLC (“Georgeson”) to assist us with the solicitation of proxies for the Special Meeting. We expect to pay Georgeson approximately $10,000, plus expenses, for its services.

Shares Outstanding and Voting Rights

Holders of record of our common stock, par value $0.0001 per share (the “Common Stock”) at the close of business on November 17, 2022 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Additionally, the holder of record of the one (1) outstanding share of our Series D Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”) on the Record Date, is entitled to notice of and to vote at the Special Meeting.

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On the Record Date, 13,667,973 shares of Common Stock were issued and outstanding, and one (1) share of our Series D Preferred Stock was issued and outstanding. Each share of Common Stock is entitled to one (1) vote on all matters to be voted upon at the Special Meeting. The holder of record of the one (1) outstanding share of Series D Preferred Stock will be entitled to 17,500,000 votes for such share of our Series D Preferred Stock held on the Record Date, and has the right to vote only on the Reverse Stock Split proposal described below, provided that such votes will automatically be voted, without action by the holder, in the same proportion as the shares of Common Stock voted on the Reverse Stock Split proposal. As an example, if 50.5% of the shares of Common Stock voted at the Special Meeting are voted FOR the Reverse Stock Split proposal, 50.5% of the votes cast by the holder of the Series D Preferred Stock will be cast as votes FOR the Reverse Stock Split proposal. Holders of Common Stock and Series D Preferred Stock will vote on the Reverse Stock Split proposal as a single class. The presence, in person virtually or by proxy, of the holders on the Record Date entitled to cast at least one third of the total votes entitled to be cast by the holders of all outstanding capital stock of the Company, present in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting and any adjournment thereof.

Persons who hold shares of our Common Stock directly on the Record Date (“record holders”) must return a proxy card or attend the Special Meeting in person virtually in order to vote on the proposal. Persons who hold shares of our Common Stock indirectly on the Record Date through a brokerage firm, bank or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders may, unless prohibited by each brokerage firm’s, bank’s or other financial institution’s internal policies, either vote these shares on behalf of the beneficial holders on certain “routine” matters or return a proxy leaving these shares un-voted (a “broker non-vote”). Many brokerage firms, such as Charles Schwab and TD Ameritrade, have recently decided to eliminate discretionary voting even for “routine” matters, making it increasingly difficult to obtain the majority voting power of the issued and outstanding shares of Common Stock necessary to pass certain “routine” matters.

Abstentions will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. Proposal 1 is considered a “routine” proposal under New York Stock Exchange rules. If you are a beneficial owner and your shares of our Common Stock are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on Proposal 1 even if the broker or other nominee does not receive voting instructions from you. As a result, we do not anticipate any broker non-votes with respect to Proposal 1. The required vote for the proposal expected to be acted upon at the Special Meeting is described below:

Proposal No. 1 — Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s Common Stock, at a ratio of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors (the “Reverse Stock Split”). This proposal must be approved, in person or by proxy, by the holders on the Record Date of a majority of the voting power of the outstanding shares of our Common Stock and Series D Preferred Stock, voting together as a single class. As a result, abstentions will have the same effect as a vote against such proposal.

We encourage you to vote by proxy, whether via telephone, through the internet or mailing an executed proxy card. By voting in advance of the Special Meeting, this ensures that your shares will be voted and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Special Meeting. Any record holder of our Common Stock may attend the Special Meeting in person virtually and may revoke the enclosed form of proxy at any time by:

•	executing and delivering to the Corporate Secretary a later-dated proxy;

•	delivering a written revocation to the Corporate Secretary before the meeting; or

•	voting in person virtually at the Special Meeting.

Beneficial holders of our Common Stock who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Special Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of our Common Stock on their behalf in order to obtain a “legal proxy,” which will allow them to both attend the Special Meeting and vote in person virtually. Without a legal proxy, beneficial holders cannot vote at the Special Meeting because their brokerage firm, bank or other financial institution may have already voted (or returned a broker non-vote) on their behalf.

For questions relating to the voting of shares or to request additional proxy voting materials, the Company's proxy solicitor, Georgeson, may be reached at 1-866-316-3922.

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Virtually Attending the Special Meeting

You will be able to attend the Special Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by visiting meetnow.global/MP5XR9J. Because the Special Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically. However, we have designed the Special Meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. To participate in the Special Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The Special Meeting webcast will begin promptly at 9:00 a.m. (Eastern Time). We encourage you to access the Special Meeting prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement.

We expect that the virtual meeting platform will be supported across Microsoft Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Special Meeting. We encourage you to access the Special Meeting prior to the start time. A link on the Special Meeting page will provide further assistance should you need it or you may call 1-888-724-2416.

If you are a registered shareholder (i.e. you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Special Meeting virtually on the internet. Please follow the instructions on the proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting virtually on the internet. To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 29, 2022. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to Computershare by (i) email to legalproxy@computershare.com, with a forward of the email from your broker, or attach an image of your legal proxy or (ii) mail to Computershare, Phio Pharmaceuticals Corp. Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001.

You may submit questions at the Special Meeting by logging on to meetnow.global/MP5XR9J using the control number included on your proxy card or on the instructions that accompanied your proxy materials or accessing the site via your email. Only questions submitted via the live webcast that are pertinent to Special Meeting matters will be answered during the Special Meeting, subject to time constraints. Questions or comments that are not related to the proposals under discussion or are about personal concerns not shared by stockholders generally may be ruled out of order.

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PROPOSAL NO. 1

THE REVERSE STOCK SPLIT PROPOSAL

ApprovAL OF an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s Common Stock, at a ratio of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors.

General

Our Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) (the “Certificate of Amendment”), to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-25 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board, in its sole discretion and without further action by the stockholders.

If the stockholders approve the Reverse Stock Split, and the Board decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on a date to be determined by the Board that will be specified in the Certificate of Amendment (the “Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

The Reverse Stock Split will be realized simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split will affect all holders of shares of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock. The Reverse Stock Split will also affect outstanding equity awards and warrants, as described in “Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans” below.

Reasons for the Reverse Stock Split

The principal reason for the Reverse Stock Split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.

As previously reported, on February 25, 2022, we received written notice (the “Notification Letter”) from the Listings Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that we were not in compliance with the minimum bid price requirements of Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) because our Common Stock failed to maintain a minimum closing bid price of $1.00 for 30 consecutive business days. The Notification Letter stated that we have 180 calendar days, or until August 24, 2022, to demonstrate its compliance with the Minimum Bid Price Rule.

On August 25, 2022, we received a second letter from Nasdaq advising that we had been granted an additional 180 calendar days, or until February 20, 2023, to regain compliance with the Minimum Bid Price Rule, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

In the event that we are unable to regain compliance with the Minimum Bid Price Rule by completing the Reverse Stock Split and Nasdaq commences delisting proceedings, our Common Stock will trade, if at all, on the over-the counter market, such as the OTC Markets Group, including OTCQX, OTCQB or OTC Pink (formerly known as the “pink sheets”), which could adversely impact us by, among other things, reducing the liquidity and market price of our Common Stock; reducing the number of investors willing to hold or acquire our Common Stock; limiting our ability to issue additional securities in the future; and limiting our ability to fund our operations. The Board has considered the potential harm to the Company and our stockholders should Nasdaq delist our Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Markets Group, including OTCQX, OTCQB or OTC Pink, are generally considered to be less efficient markets.

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Given the volatility and fluctuations in the capital markets, and if our share price does not appreciate prior to these deadlines, we believe that our best option to meet Nasdaq’s $1.00 minimum bid price requirement under the Minimum Bid Price Rule would be to effect the Reverse Stock Split to increase the per-share trading price of our Common Stock.

In addition, we believe that the low per share market price of our Common Stock impairs our marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our Common Stock.

Further, we believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and other service providers.

We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community, business development partners and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of our Common Stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.

At recent meetings of our stockholders, we have been unable to garner the stockholder participation that would be necessary to achieve the voting standard of approval by a majority of the voting power of our outstanding capital stock needed to approve an amendment to our Charter to effect the Reverse Stock Split. In order to attempt to procure the vote necessary to effect the Reverse Stock Split, on November 16, 2022, we issued one (1) share of our Series D Preferred Stock to our Executive Chairman, Robert Bitterman. The terms of the Series D Preferred Stock are set forth in a Certificate of Designation of Series D Preferred Stock, filed with the Secretary of State of the State of Delaware, and effective on November 16, 2022. The Series D Preferred Stock does not have any voting rights except with respect to a reverse stock split proposal, including the Reverse Stock Split proposal presented at the Special Meeting, or otherwise as required by law. With respect to the Reverse Stock Split proposal, the outstanding share of Series D Preferred Stock is entitled to 17,500,000 votes on such proposal, which is referred to as supermajority voting; however the votes by the holder of Series D Preferred Stock will automatically, without action by the holder, be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of Common Stock who vote on this proposal. For example, if 50.5% of the shares of Common Stock voted in person or by proxy at the Special Meeting are voted FOR the Reverse Stock Split proposal, then we will count 50.5% of the votes cast (or votes) by the holder of the Series D Preferred Stock as votes FOR the Reverse Stock Split proposal. Holders of Common Stock and Series D Preferred Stock will vote on the Reverse Stock Split proposal as a single class.

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The Board determined that it was in the best interests of the Company to provide for supermajority voting of the Series D Preferred Stock in order to obtain sufficient votes for the Reverse Stock Split proposal and thereby to attempt to avoid delisting by Nasdaq of our Common Stock. Due to the required proportional voting structure of the Series D Preferred Stock that mirrors the actual voting by holders of the Common Stock, the supermajority voting will serve to reflect the voting preference of the holders of shares of our Common Stock that actually vote on the matter, whether for or against the proposal, and therefore will not override the stated preference of the holders of shares of our Common Stock.

If the Reverse Stock Split proposal is approved, the outstanding share of Series D Preferred Stock will be automatically redeemed upon the effectiveness of the amendment to the Charter implementing the Reverse Stock Split.

The Board believes that stockholder adoption of a range of reverse stock split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board (or any authorized committee of the Board) may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•	the continued listing requirements of Nasdaq; and

•	prevailing general market and economic conditions.

The Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer needed to regain compliance with Nasdaq’s listing requirements or is no longer in the best interests of the Company.

Reverse Stock Split Amendment to the Charter

If the Reverse Stock Split is approved and implemented, subsection (a) of ARTICLE IV of the Charter shall be amended and restated in its entirety as follows:

(a) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”) and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [whole number of shares, as determined by the Board], of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.0001 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Charter if the Reverse Stock Split is approved.

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Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.

By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including 1-for-2 and 1-for-25, with the exact number to be determined by the Board, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.

As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the reverse stock split ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares” below. The shares of our Common Stock will remain fully paid and non-assessable after giving effect to the Reverse Stock Split. The Reverse Stock Split will not affect our continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be listed on The Nasdaq Capital Market, under the symbol “PHIO,” although it would receive a new CUSIP number.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including 1-for-2 and 1-for-25, depending on the reverse stock split ratio selected by the Board.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of our Common Stock or other securities convertible into shares of our Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Stock Split is approved by our stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of the Effective Time. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.

Except as described below under the section titled “Fractional Shares,” at the Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one (1) post-Reverse Stock Split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one (1) share of Common Stock, and each certificate which, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

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Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-Reverse Stock Split shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the Reverse Stock Split) of our Common Stock, as reported by Bloomberg L.P., during the ten consecutive trading days ending on the trading day that is the second day immediately prior to the date on which the Reverse Stock Split becomes effective.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. Additionally, the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

•	The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or we may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, as described above, resulting in the delisting of our Common Stock.

•	Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our development programs, financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

•	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from The Nasdaq Capital Market.

•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

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Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our Common Stock owned in book-entry form.

Certificated Shares

As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for the appropriate number of shares representing post-Reverse Stock Split shares electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. Until surrendered, we will deem such stockholder’s outstanding certificate(s) held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split shares to which these stockholders are entitled. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans

As of the Record Date, there were:

•	outstanding stock options to purchase an aggregate of 1,689 shares of our Common Stock with a weighted average exercise price of $1,646.76 per share;

•	outstanding restricted stock units to receive an aggregate of 684,201 shares of our Common Stock; and

•	warrants to purchase an aggregate of 6,544,070 shares of our Common Stock with a weighted average exercise price of $4.54 per share.

When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including 1-for-2 and 1-for-25 the number currently covered, and the exercise price per share will be increased to between and including 1-for-2 and 1-for-25 times the current exercise price, resulting in the same aggregate price being required to be paid therefor upon exercise thereof as was required immediately preceding the Reverse Stock Split.

In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under our equity incentive plan and employee stock purchase plan will automatically be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans. Further, the per share exercise price under such plans will automatically be proportionately adjusted for the Reverse Stock Split.

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Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.

Effect on Par Value

The proposed amendment to our Charter will not affect the par value of our Common Stock, which will remain at $0.0001 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock. This summary addresses only such stockholders who hold their pre-Reverse Stock Split shares as capital assets and will hold the post-Reverse Stock Split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

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Exchange Pursuant to Reverse Stock Split

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares will include the holding period of the pre-Reverse Stock Split shares.

Cash in Lieu of Fractional Shares

A holder of pre-Reverse Stock Split shares that receives cash in lieu of a fractional share of post-Reverse Stock Split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by us. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the holder’s holding period for such pre-Reverse Stock Split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and Series D Preferred Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if it should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Recommendation

The Board recommends a vote “FOR” the approval of the Certificate of Amendment so as to effect the Reverse Stock Split.

Vote Required

The affirmative vote, in person or by proxy, by the holders on the Record Date of a majority of the voting power of the outstanding shares of our Common Stock and Series D Preferred Stock, voting together as a single class, is required to approve the Certificate of Amendment to our Charter to effect the Reverse Stock Split of our Common Stock. Abstentions and broker non-votes, if any, will thus count as votes AGAINST the Reverse Stock Split.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Reverse Stock Split.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the U.S. Securities and Exchange Commission (the “SEC”), the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding Common Stock for (i) each of our current directors, (ii) each of our “named executive officers,” (iii) all of our current directors and executive officers as a group and (iv) persons known to us to beneficially own more than 5% of our outstanding Common Stock. The following information for such persons is presented as of November 17, 2022 or such other date as may be reflected below.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of Common Stock issuable through the exercise of any option, warrant or right within 60 days of November 17, 2022 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option, warrant or right, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of Common Stock, except for those jointly owned with that person’s spouse. Unless otherwise indicated below, the address of each person listed on the table is c/o Phio Pharmaceuticals Corp., 257 Simarano Drive, Suite 101, Marlborough, MA 01752.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number (1)	Percent of Class(2)
Greater than 5% Holders
Intracoastal Capital LLC(3)	811,832	5.9%
Directors and Named Executive Officers:
Gerrit Dispersyn, Dr. Med. Sc. (4)	38,517	*
Robert J. Bitterman (5)	15,842	*
Patricia A. Bradford	0	—
Geert Cauwenbergh, Dr. Med. Sc.(6)	23,333	*
Robert Ferrara	13,000	*
Jonathan E. Freeman, Ph.D. (7)	10,370	*
Curtis A. Lockshin, Ph.D. (8)	10,385	*
All current directors and executive officers as a group (six persons)	72,930	*

_______________

*	Indicates less than 1%.
(1)	Represents shares of common stock held as of November 17, 2022 plus shares of common stock that may be acquired upon the exercise of options or warrants within 60 days of November 17, 2022.
(2)	Based on 13,667,973 shares of common stock that were issued and outstanding as of November 17, 2022. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of November 17, 2022, or within 60 days of November 17, 2022, are treated as outstanding only when determining the ownership and voting power for each person (or all directors and executive officers as a group).

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(3)	Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 11, 2022 by Intracoastal Capital LLC (“Intracoastal”), Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”). Each of Intracoastal, Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership of 811,832 shares of Common Stock consisting of (i) 214,133 shares of Common Stock issuable upon exercise of a warrant held by Intracoastal, (ii) 231,250 shares of Common Stock issuable upon exercise of a second warrant held by Intracoastal and (iii) 366,449 shares of Common Stock issuable upon exercise of a third warrant held by Intracoastal. The foregoing excludes (i) 55,492 shares of Common Stock issuable upon exercise of a fourth warrant held by Intracoastal and (ii) 4,099 shares of Common Stock issuable upon exercise of a fifth warrant held by Intracoastal because such warrants contain a blocker provision under which the holder thereof does not have the right to exercise such warrant to the extent that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% of the Common Stock. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604.
(4)	Dr. Dispersyn served as the Company’s President and Chief Executive Officer from March 2019 to May 2022.
(5)	Includes 16 stock options exercisable within 60 days of November 17, 2022. In addition, Mr. Bitterman purchased one (1) share of Series D Preferred Stock on November 16, 2022. The holder of the Series D Preferred Stock is only permitted to vote with the holders of our Common Stock on proposals related to the Reverse Stock Split and will automatically, without any action of the holder, vote his share of Series D Preferred Stock in a manner that “mirrors” the proportions of “For” and “Against” votes cast by the holders of the Company’s Common Stock are voted on the Reverse Stock Split proposal (excluding, for the avoidance of doubt, any shares of Common Stock that are not voted).
(6)	Includes 502 stock options exercisable within 60 days of November 17, 2022.
(7)	Includes 6 stock options exercisable within 60 days of November 17, 2022.
(8)	Includes 19 stock options exercisable within 60 days of November 17, 2022.

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OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Special Meeting. If any other matter is properly brought before the Special Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment.

In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our corporate Secretary in the form prescribed by our Bylaws, as described below.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the 2023 annual meeting proxy materials must be received by our Secretary no later than March 2, 2023, or otherwise as permitted by applicable law (the “Proxy Deadline”). The form and substance of these proposals must satisfy the requirements established by our Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Additionally, stockholders who intend to present a stockholder proposal or nominate a director at the 2023 annual meeting must provide our Secretary with written notice of the proposal not fewer than 90 nor more than 120 days prior to the anniversary date of our 2022 Annual Meeting, provided, however, that if the 2023 annual meeting date is more than 30 days before or after the anniversary date of our 2022 Annual Meeting, then stockholders must provide notice on or before 10 days after the day on which the date of the 2023 annual meeting is first disclosed in a public announcement. Notice must be tendered in the proper form prescribed by our Bylaws. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the meeting. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions for the 2023 annual meeting must provide the notice required under Rule 14a-19 of the Exchange Act to our Secretary in writing not later than June 10, 2023.

Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Governance and Nominating Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide our Secretary with a completed and signed biographical questionnaire on or before the Proxy Deadline. Stockholders can obtain a copy of this questionnaire from our Secretary upon written request. The Governance and Nominating Committee is not required to consider director candidates received after this date or without the required questionnaire. The Governance and Nominating Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described under the caption, “Nomination of Directors” included in our Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 30, 2022. Director candidates who are then approved by the Board will be included in our proxy statement for that annual meeting.

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DELIVERY OF PROXY MATERIALS

Copies of our Annual Report on Form 10-K for fiscal 2021 and the exhibits thereto are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials by delivering a single set of proxy materials to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we may deliver only a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of the proxy materials either now or in the future, please contact us at 257 Simarano Drive, Suite 101, Marlborough, MA 01752 or by telephone at (508) 767-3861. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of the proxy materials either now or in the future, please contact your brokerage firm or bank.

APPENDICES

APPENDIX A	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Phio Pharmaceuticals Corp. regarding the Reverse Stock Split

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

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Appendix A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PHIO PHARMACEUTICALS CORP.

Phio Pharmaceuticals Corp. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

FIRST:	That the Board of Directors of the Corporation has duly adopted resolutions authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended (this “Amendment”) to combine each [whole number of shares, as determined by the Board] outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share (the “Common Stock”), into one (1) validly issued, fully paid and non-assessable share of Common Stock.

SECOND:	That this Amendment was duly adopted in accordance with the terms of the Amended and Restated Certificate of Incorporation, as amended, and the provisions of the Delaware General Corporation Law by the Board of Directors and stockholders of the Corporation.

THIRD:

That upon the effectiveness of this Amendment, the Amended and Restated Certificate of Incorporation, as amended, is hereby amended such that subsection (a) of ARTICLE IV is amended and restated in its entirety to read as set forth below, with no changes to be made to the subsequent sections of ARTICLE IV:

(a) Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is 110,000,000 shares, consisting of 100,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”) and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”). Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [whole number of shares, as determined by the Board], of the Corporation’s Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.0001 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

FOURTH:	This Amendment shall be effective as of a date to be determined by the Board, at 12:01 a.m., Eastern Time (the “Effective Time”).

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be executed by Robert J. Bitterman, its Executive Chairman of the Board of Directors, this      day of                     , 2023.

PHIO PHARMACEUTICALS CORP.

By:	_______________________________
Name: Robert J. Bitterman
Title: Executive Chairman of the Board of Directors

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1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03PUJC + + Proposals — The Board of Directors recommend a vote FOR Proposal 1. A For Against Abstain 1. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio of not less than 1 - for - 2 and not greater than 1 - for - 25, with the exact ratio and effective time of the reverse stock split to be determined by the Board of Directors. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Special Meeting Proxy Card 1234 5678 9012 345 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 MMMMMMMMM MMMMMMMMMMMM MMMMMMMMMMMMMM 5 5 8 0 7 2 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/PHIO or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1 - 800 - 652 - VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/PHIO

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/PHIO Phio Pharmaceuticals Corp. Special Meeting of Stockholders January 4, 2023 9:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby constitutes and appoints Robert Bitterman and Caitlin Kontulis as proxies, with the full power of substitution in each of them . Each of them is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the virtual Special Meeting of Stockholders of Phio Pharmaceuticals Corp . to be held on January 4 , 2023 , or at any postponement or adjournment thereof, on all matters set forth on the reverse side and in the discretion of the proxies upon such other matters as may properly come before the meeting . Shares represented by this proxy will be voted by the stockholder . If no such directions are indicated, the Proxies will have authority to vote FOR item 1 . (Items to be voted appear on reverse side) Proxy / Voting Instruction Card T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T Change of Address — Please print new address below. Comments — Please print your comments below. Non - Voting Items C + + The Special Meeting of Stockholders of Phio Pharmaceuticals Corp. will be held on January 4, 2023 at 9:00 a.m. Eastern Time, virtually via the internet at meetnow.global/MP5XR9J. To access the virtual meeting, you must have the 15 - digit code that is printed in the shaded bar located on the reverse side of this form.